Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of September 19, 2007, is entered into by and among the Lenders signatory hereto, WELLS FARGO FOOTHILL, INC., a California corporation, in its capacity as agent for the Lenders and Bank Product Providers (in such capacity “Agent”), MAGNETEK, INC., a Delaware corporation (“Parent”) and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”).  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.            The Lenders, Agent and Borrowers have previously entered into that certain Credit Agreement, dated September 30, 2005, as amended by that certain First Amendment to Credit Agreement and Waiver, dated November 29, 2005 and that certain Second Amendment to Credit Agreement and Waiver, dated April 20, 2006 (as amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.

B.            An Event of Default has occurred and is continuing as a result of Borrowers’ failure to comply with the financial covenants set forth in Section 6.16 of the Credit Agreement for each of the quarters ended December 31, 2006 and March 31, 2007 (the “Known Existing Defaults”).

C.            Borrowers have requested that Agent and the Lenders waive the Known Existing Defaults and amend the Credit Agreement on the terms and conditions set forth herein.

D.            Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Lender Group’s rights or remedies as set forth in the Credit Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           The first line of Section 6.16(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “As of any date of determination, if there are Advances outstanding as of such date or if the amount of unrestricted cash of the Borrowers as of such date that is in Deposit Accounts (and each such Deposit Account is the subject of a Control Agreement and is maintained by a branch office of the bank located within the United States or Canada) is less than 105% of the Letter of Credit Usage, fail to maintain or achieve:”

(b)           Section 6.16(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i)          Minimum Consolidated EBITDA.  Consolidated EBITDA, measured as of the end of each fiscal quarter and for the measurement period specified in the following table, of no less than the applicable amount set forth opposite thereto:

Applicable Amount	Measurement Period

$13,000,000	12 months ending September 30, 2005

$12,400,000	12 months ending December 31, 2005

$11,000,000	12 months ending March 31, 2006

$11,000,000	12 months ending June 30, 2006

$17,000,000	12 months ending September 30, 2006

$17,000,000	12 months ending December 31, 2006

$17,000,000	12 months ending March 31, 2007

$1,121,000	6 months ending June 30, 2007

$2,181,000	9 months ending September 30, 2007

$3,615,000	12 months ending December 31, 2007”

(c)           Section 6.16(a)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “[Reserved.]”

(d)           Section 6.16(a)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “[Reserved.]”

(e)           Section 6.16(a)(iv) of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “[Reserved.]”

(f)            Section 6.16(b)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i)          Capital Expenditures.  Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:

Fiscal Year 2006	Fiscal Year 2007	12 Months ended December 31, 2007
$ 7,500,000	$9,600,000	$3,000,000

Notwithstanding the foregoing, Capital Expenditures for any fiscal year of Parent and its Subsidiaries after 2007 shall be permitted only to the extent (A) not in excess of the amount set forth above and (B) supported by updated Projections provided to Agent in accordance with the terms of this Agreement for such fiscal years.”

(g)           Schedule 5.2 to the Credit Agreement is hereby replaced with Schedule 5.2 to this Amendment.

(h)           Item (f) of Schedule 5.3 to the Credit Agreement is hereby amended and restated to read in its entirety as follows: “[Reserved.]”.

(i)            Exhibit C-1 to the Credit Agreement is hereby replaced with Exhibit C-1 to this Amendment.

(j)            The definition of “Permitted Indebtedness” set forth on Schedule 1.1 to the Credit Agreement is hereby amended by deleting “and” at the end of clause (g) thereof, replacing the “.” at the end of clause (h) thereof with “, and”, and adding the following as clause (i) thereof:

“(i)          Indebtedness consisting of letters of credit incurred to replace the Letters of Credit issued under the Credit Agreement, so long as (i) the aggregate face amount of such replacement letters of credit does not exceed $900,000, and (ii) such Indebtedness is not secured by any assets of the Borrowers other than cash collateral of up to 105% of the face amount of such letters of credit.”

2.             Waiver of Known Existing Defaults.  Agent and the Lenders hereby waive enforcement of the Lender Group’s rights against Borrowers arising from the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any other or future failure of any Borrower to comply fully with Section 6.16 of the Credit Agreement (as amended hereby).  This waiver shall be effective only for the specific defaults comprising the Known Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of any of the Lender Group’s rights with respect to any other Defaults or Events of Default now existing or hereafter arising.  Nothing contained in this Amendment nor any communications between any Borrower and any member of the Lender Group shall be a waiver of any rights or remedies the Lender Group has or may have against any Borrower, except as specifically provided herein.  Except as specifically provided herein, each member of the Lender Group hereby reserves and preserves all of its rights and remedies against each Borrower under the Credit Agreement and the other Loan Documents.

3.             Effectiveness of this Amendment.  Agent must have received the following items, in form and content acceptable to Agent, before this Amendment and the waivers provided for herein are effective:

(a)           Amendment; Acknowledgement.  This Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties.

(b)           Representations and Warranties.  After giving effect to this Amendment, the representations and warranties set forth herein and in the Credit Agreement must be true and correct in all material respects (except where any such representation or warranty is already subject to a materiality standard, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof).

(c)           Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent.

4.             Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)           Authority.  Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment has been duly executed and delivered by each Borrower.  This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

(c)           Representations and Warranties.  The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except where any such representation or warranty is already subject to a materiality standard, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof.

(d)           Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

(e)           No Default.  After giving effect to the waivers contained in this Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

(f)            No Duress.  This Amendment has been entered into without force or duress, of the free will of each Borrower.  Each Borrower’s decision to enter into this Amendment is a fully informed decision and each Borrower is aware of all legal and other ramifications of such decision.

(g)           Counsel.  Each Borrower has read and understands this Amendment, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

5.             Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

6.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7.             Reference to and Effect on the Loan Documents.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to the Lender Group and Bank Product Providers.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender Group under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this

Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

8.             Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9.             Estoppel.  To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Credit Agreement, each Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against any member of the Lender Group or any Bank Product Provider with respect to the Obligations.

10.           Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.           Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.           Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to waive any of the Lender Group’s rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

MAGNETEK, INC.,
a Delaware corporation

By:
Name:	Marty Schwenner
Title:	VP & CFO

MAGNETEK MONDEL HOLDING, INC.,
a Delaware corporation

By:
Name:	Marty Schwenner
Title:	VP & CFO

WELLS FARGO FOOTHILL, INC.,
a California corporation,
as Agent and as sole Lender

By:
Name:
Title:

[Signature Page to Third Amendment to Credit Agreement and Waiver]

ACKNOWLEDGEMENT BY GUARANTORS

In connection with the foregoing Third Amendment to Credit Agreement and Waiver (the “Amendment”), each of the undersigned, being a Guarantor (as defined in the Credit Agreement referenced in the Amendment) under their respective Guaranties (as defined in the Credit Agreement referenced in the Amendment), hereby acknowledges and agrees to the Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Credit Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by the Amendment.  Although Agent and the Lenders have informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that neither the Lender Group nor the Bank Product Providers have any duty under the Credit Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

MAGNETEK NATIONAL ELECTRIC COIL, INC.,
a Delaware corporation

By:
Name:	Marty Schwenner
Title:	VP & CFO

MAGNETEK ALTERNATIVE ENERGY, INC.,
a Delaware corporation

By:
Name:	Marty Schwenner
Title:	VP & CFO

MONDEL ULC,
a Nova Scotia unlimited liability company

By:
Name:	Marty Schwenner
Title:	VP & CFO

[Acknowledgment Page to Third Amendment to Credit Agreement and Waiver]

SCHEDULE 5.2

Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

Monthly (no later than the 10th day of each month)	(a) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Borrowers’, Mondel’s and their respective Subsidiaries’ Accounts,
(b) a Borrowing Base Certificate,

(c)    a detailed aging, by total, of Borrowers’ and Mondel’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrowers and Mondel have implemented electronic reporting),

(d) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if Borrowers and Mondel have not implemented electronic reporting,

(e) a detailed report regarding Borrowers’, Mondel’s and their respective Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash, and

(f) a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ and Mondel’s general ledgers.

Monthly (no later than the 30th day of each month)

(g)    a reconciliation of Accounts, trade accounts payable, and Inventory of Borrowers’ and Mondel’s general ledger accounts to their monthly financial statements including any book reserves related to each category.

Quarterly

(h)    a report regarding Borrowers’, Mondel’s and their respective Subsidiaries’ accrued, but unpaid Taxes, including, without limitation, ad valorem taxes, real property taxes, Canadian taxes and Statutory Lien Payments.

Annually	(i) a detailed list of Borrowers’, Mondel’s and their respective Subsidiaries’ customers, with address and contact information.

Upon request by Agent	(j) an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records,

(k)    copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time,

(l)     Inventory system/perpetual reports specifying the cost and the wholesale market value of Borrowers’, Mondel’s and their respective Subsidiaries’ Inventory, by category, with additional detail showing additions to and deletions therefrom (delivered electronically in an acceptable format, if Borrowers and Mondel have implemented electronic reporting),

(m) a report as to all intercompany transactions and activity with respect to intercompany Accounts,

(n)    a reconciliation of the most recently delivered Inventory system/perpetual report to Borrowers’ and Mondel’s general ledger accounts (delivered electronically in an acceptable format, if Borrowers and Mondel have implemented electronic reporting),

(o) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, if Borrowers and Mondel have not implemented electronic reporting,

(p) a report as to all book overdrafts (delivered electronically in an acceptable format, if Borrowers and Mondel have implemented electronic reporting) and an aging, by vendor, of any held checks,

(q) a detailed report regarding deemed dividend tax liability, if applicable, for Parent and its Subsidiaries,

(r) copies of purchase orders and invoices for Inventory and Equipment acquired by Borrowers, Guarantors or their respective Subsidiaries, and

(s) such other reports as to the Collateral or the financial condition of Borrowers, the Guarantors and their respective Subsidiaries, as Agent may reasonably request.

Upon receipt thereof by any Borrower or Guarantor

(t)     copies of any Material Contract that is entered into after the Closing Date and any amendments to any Material Contracts entered into after the Closing Date together with an updated Schedule 4.20 listing such additional Material Contract.

As soon as possible but in any event within 5 Business Days after execution, receipt or delivery thereof,	(u) copies of any material notices that any Borrower, any Guarantor or any of their respective Subsidiaries executes or receives in connection with any Material Contract.

Upon consummation of any Disposition, including the Magnetek ADS Sale,	(v) a Borrowing Base Certificate.

Annually, no later than September 30 of	(w) at the sole cost of Borrowers, a written appraisal from an appraiser engaged by and satisfactory to Agent, of Parent’s and its Subsidiaries’ enterprise value, in form, scope and

each year,	methodology satisfactory to Agent, and

(x)     at the sole cost of Borrowers, a written appraisal from an appraiser engaged by and satisfactory to Agent, of the Inventory of each Borrower and of Mondel, in form, scope and methodology satisfactory to Agent.

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Parent’s letterhead]

To:          Wells Fargo Foothill, Inc., as Agent

2450 Colorado Ave.

Suite 3000 West

Santa Monica, CA  90404

Attn: Business Finance Division Manager

Re:          Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of September 30, 2005, by and among the lenders from time to time party thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., as the arranger and administrative agent for the Lenders (the “Agent”), MAGNETEK, INC., (“Parent”), and each of its Subsidiaries party thereto.  Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Schedule 5.3 of the Credit Agreement, the undersigned, being Chief Financial Officer of Parent, hereby certifies that:

1.             The financial information of Parent and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Parent and its Subsidiaries.

2.             The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.3 of the Credit Agreement.

3.             Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Parent and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

4.             The representations and warranties of Parent and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.

5.             Parent and its Subsidiaries are in compliance with the applicable covenants contained in Section 6.16 of the Credit Agreement as demonstrated on Schedule 4 hereof.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this          day of                      ,          .

MAGNETEK, INC.
a Delaware corporation

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Representations and Warranties

SCHEDULE 4

Financial Covenants

1.             Minimum Consolidated EBITDA.

EBITDA, measured on a quarter-end basis, for the        month period ending             , is $                    , which amount [is/is not] greater than or equal to the amount required in Section 6.16(a)(i) of the Credit Agreement for such period.

2.             Capital Expenditures.

Capital Expenditures from the beginning of Parent’s most recent Fiscal Year to the date hereof is                , (i) which [is/is not] greater than or equal to the amount set forth in Section 6.16(b) of the Credit Agreement for such corresponding fiscal year.